UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	September 10, 2009
(Date of earliest event reported)	September 8, 2009

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 8, 2009, ONEOK Partners, L.P. announced that it will present at the National Association of Publicly Traded Partnerships Investor Conference on Thursday, September 17, 2009, in Greenwich, Conn.

John W. Gibson, chief executive officer of ONEOK, Inc. and chairman and chief executive officer of ONEOK Partners GP, L.L.C., the general partner of ONEOK Partners, L.P., will present at the conference at 8:30 a.m. Eastern Daylight Time (7:30 a.m. Central Daylight Time).

The conference will be webcast and will be accessible on ONEOK Partners’ Web site www.oneokpartners.com.  A replay of the webcast will be archived for 30 days after the conference.

ONEOK, Inc. and ONEOK Partners will also post the presentation on their respective Web sites that morning, beginning at 8 a.m. Eastern Daylight Time (7 a.m. Central Daylight Time).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
ONEOK, Inc.

Date:	September 10, 2009	By:	/s/ John R. Barker
John R. Barker
Senior Vice President, General Counsel and Assistant Secretary

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